UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.   )
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Filed by a Party other than the Registrant ☐
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☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
☒      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-12
POPULAR, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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POPULAR, INC.
P.O. Box 362708
San Juan, Puerto Rico 00936-2708

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, April 28, 2006

To the Stockholders of Popular, Inc.:
          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Popular, Inc. ( the “Corporation”) for the year 2006 will be held at 10:00 a.m. local time on Friday, April 28, 2006, on the third floor of the Centro Europa Building, in San Juan, Puerto Rico, to consider and act upon the following matters:
(1) To elect three directors assigned to “Class 1” of the Board of Directors of the Corporation for a three-year term; and
(2) To transact any and all other business as may be properly brought before the Meeting or any adjournments thereof. At present, management knows of no other business to be brought before the Meeting.
          Stockholders of record at the close of business on March 9, 2006, are entitled to notice of and to vote at the Meeting.
          You are cordially invited to attend the Meeting, but even if you don’t attend the meeting, it is important that your shares be represented and voted at the Meeting. Whether you plan to attend or not, please sign and return the enclosed proxy card so that the Corporation may be assured of the presence of a quorum at the Meeting. A postage-paid envelope is enclosed for your convenience. Remember that you may also vote by telephone or over the Internet. For further details please refer to the enclosed proxy card.
          San Juan, Puerto Rico, March 17, 2006.

By Order of the Board of Directors,

SAMUEL T. CÉSPEDES
Secretary

ABOUT THE MEETING
Who is soliciting my vote?
The Board of Directors of the Corporation (the “Board”) is soliciting your vote at the Meeting.
What will I be voting on?
The Corporation’s stockholders will be voting on the election of directors (see page 7).
How many votes do I have?
You will have one vote for every share of the Corporation’s shares of common stock, par value $6 per share (“Common Stock”) you owned as of the close of business on March 9, 2006, the record date for the Meeting (the “Record Date”).
How many votes can all stockholders cast?
One vote for each of the Corporation’s 278,141,020 shares of Common Stock that were outstanding on the Record Date. The shares covered by any proxy that is properly executed and received before 10:00 a.m. local time on the day of the Meeting will be voted.
How many votes must be present to hold the Meeting?
A majority of the votes that can be cast. Votes cast by proxy or in person at the Meeting will be counted by ADP Financial Information Services, Inc., an independent third party. We urge you to vote by proxy even if you plan to attend the Meeting, so that we will know as soon as possible that enough votes will be present for us to hold the Meeting.
How do I vote?
You can vote either in person at the Meeting or by proxy without attending the Meeting.
To vote by proxy, you must either
•	Fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope,

•	Vote by telephone (instructions are on the Proxy Card, as authorized by the General Corporation Law of Puerto Rico and the Bylaws of the Corporation), or

•	Vote over the Internet (instructions are on the proxy card, as authorized by the General Corporation Law of Puerto Rico and the Bylaws of the Corporation).
If you want to vote in person at the Meeting, and you hold your Common Stock through a securities broker or nominee (that is, in street name), you must obtain a proxy from your broker or nominee and bring that proxy to the Meeting.
In addition to solicitation by mail, management may participate in the solicitation of proxies by telephone, personal contacts or otherwise. The Board has engaged the firm of Georgeson & Company, Inc. to aid in the solicitation of proxies. The cost of solicitation will be borne by the Corporation and is estimated at $7,000.
To avoid delays in ballot taking and counting, and in order to ensure that your proxy is voted in accordance with your wishes, compliance with the following instructions is respectfully requested: when signing a proxy as attorney, executor, administrator, trustee, guardian, authorized officer of a corporation, or on behalf of a minor, please give full title. If shares are in the name of more than one recordholder, all recordholders should sign.
Can I change my vote?
Yes. Just send in a new proxy card with a later date, or cast a new vote by telephone or over the Internet, or send a written notice of revocation to the President or Secretary of Popular, Inc., P.O. Box 362708, San Juan, Puerto Rico 00936-2708, delivered before the proxy is exercised. If you attend the Meeting and want to vote in person, you may request that your previously submitted proxy not be used.
What vote is required and how are abstentions and broker non-votes treated?
For purposes of determining a quorum, abstentions and broker non-votes will be counted as shares that are present and entitled to vote. A broker non-vote results when a broker or nominee has expressly indicated in the proxy card that it does not have discretionary authority to vote on a particular matter and has not received voting instructions from the beneficial owner. As to the election of directors, the proxy card being provided by the Board enables stockholders to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. The election of directors will be acted upon a majority of the votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of directors of the Corporation.
Could other matters be decided at the Meeting?
The Board does not intend to present any business at the Meeting other than that described in the notice of meeting. The Board at this time knows of no other matters which may come before the Meeting. However, if any new matter requiring the vote of the stockholders is properly presented before the Meeting, proxies may be voted with respect thereto in accordance with the best judgment of proxyholders, under the discretionary power granted by stockholders to their proxies in connection with general matters.
What happens if the Meeting is postponed or adjourned?
Your proxy will still be good and may be voted at the postponed or adjourned Meeting. You will still be able to change or revoke your proxy until it is voted.
What should I receive?
The Proxy Statement, the Corporation’s Annual Report, the Notice of Annual Meeting of Stockholders and the proxy card were sent to stockholders on or about March 17, 2006. The Corporation’s Annual Report includes the audited financial statements for the year ended December 31, 2005, duly certified by PricewaterhouseCooppers LLP as independent registered public accountants.
PRINCIPAL STOCKHOLDERS
     Following is the information, with respect to any person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Corporation to beneficially own more than five percent (5%) of the Corporation’s Common Stock.

	Amount and nature	Percent
	of beneficial	of
Name and address of beneficial owner	ownership(1)	Class (2)

State Farm Mutual Automobile Insurance Company — One State Farm Plaza, Bloomington, IL 61701	18,265,553 (3)	6.5670

(1)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.

(2)	Based on 278,141,020 shares of Common Stock outstanding as of February 28, 2006.

(3)	On February 2, 2006, State Farm Mutual Automobile Insurance Company (“State Farm”) and affiliated entities filed Schedule 13G with the Securities and Exchange Commission (the “SEC”) reflecting their Common Stock holdings as of December 31, 2005. According to said statement, State Farm and its affiliates might be deemed to constitute a “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended. State Farm and its affiliates could also be deemed to be the beneficial owners of 18,265,553 shares of the Corporation. However, State Farm and each such affiliate disclaim beneficial ownership as to all shares as to which each such person has no right to receive the proceeds of sale of the shares, and also disclaim that they constitute a “group”.

SHARES BENEFICIALLY OWNED BY DIRECTORS AND EXECUTIVE OFFICERS OF THE CORPORATION
     Effective January 1, 2005 the Corporation adopted an Executive Stock Ownership Requirements Policy which provides that, within three years, the Chief Executive Officer (“CEO”) and Chairman of the Board is required to attain an investment position in the Corporation’s Common Stock equal to five times his annual salary. It also provides that, within three years, the rest of the executive officers employed by the Corporation, and who are listed in the Summary Compensation Table, are each required to attain an investment position in the Corporation’s Common Stock equal to three times his or her annual salary. The executive officers listed in the Summary Compensation Table are hereinafter referred to as the “Executive Officers”.
     Effective June 9, 2004 each director not employed by the Corporation must hold an investment position in the Corporation’s Common Stock equal to five times the annual retainer. Such ownership level must be achieved within a three year period.
     The following table sets forth information concerning the beneficial ownership of the Corporation’s Common Stock and preferred stock as of February 28, 2006, for each director of the Corporation and each Executive Officer, and the number of shares beneficially owned by all directors and executive officers of the Corporation as a group:
COMMON STOCK

	Amount and Nature		Percent of
Name	of Beneficial Ownership(1)		class

Juan J. Bermúdez	1,339,607	(2)	.4816
José B. Carrión Jr.	2,094,412	(3)	.7530
Richard L. Carrión	3,087,701	(4)	1.1101
María Luisa Ferré	6,500,502	(5)	2.3371
Manuel Morales Jr.	1,028,916	(6)	.3699
Francisco M. Rexach Jr.	345,145	(7)	.1241
Frederic V. Salerno	16,022		.0058
William J. Teuber Jr.	6,758		.0024
José R. Vizcarrondo	67,643	(8)	.0243
David H. Chafey Jr.	399,310		.1436
Jorge A. Junquera	421,856	(9)	.1517
Roberto R. Herencia	184,853		.0665
Amílcar L. Jordán	70,622		.0254
Tere Loubriel	118,580		.0426
Brunilda Santos de Álvarez	100,039		.0360
Félix M. Villamil	83,058		.0299
C.E. (Bill) Williams	22,162		.0080
All directors and executive officers of the Corporation as a group (19 persons)	15,931,015		5.7277
PREFERRED STOCK(10)

	Amount and Nature		Percent of
Name	of Beneficial Ownership(1)		class

Richard L. Carrión	7,156	(11)	.0957

All directors and executive officers of the Corporation as a group (19 persons)	7,156		.0957

(1)	For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Therefore, it includes the number of shares of Common Stock that could be purchased by exercising stock options that were exercisable at February 28, 2006 or within 60 days after that date, as follows: Mr. Bermúdez — 9,146; Mr. Carrión Jr. 9,146; Mr. Carrión — 0; Mrs. Ferré — 9,146; Mr. Morales — 9,146; Mr. Rexach — 9,146; Mr. Salerno — 2,167; Mr. Vizcarrondo — 254; Mr. Chafey — 118,321; Mr. Junquera — 104,123; Mr. Herencia — 94,660; Mr. Jordán — 22,699; Mrs. Loubriel — 53,244; Mrs. Santos — 53,243; Mr. Villamil — 43,987 and 543,337 shares for all directors and executive officers as a group. Also, it includes restricted stock awards granted under the Popular, Inc. 2004 Omnibus Incentive Plan as follows: Mr. Bermúdez — 4,299; Mr. Carrión Jr. — 4,459; Mr. Carrión — 129,997; Mrs. Ferré — 4,088; Mr. Morales — 5,831; Mr. Rexach — 2,601; Mr. Salerno — 6,622; Mr. Teuber — 4,758; Mr. Vizcarrondo — 3,443; Mr. Chafey — 63,850; Mr. Junquera — 46,823; Mr. Herencia — 42,566; Mr. Jordán — 25,540; Mrs. Loubriel — 27,668; Mrs. Santos — 25,540; Mr. Villamil — 25,540; Mr. Williams — 20,455 and 447,719 shares for all directors and executive officers as a group. It also includes 38,450 shares of Common Stock to be acquired by Mr. Rexach as repayment of a loan. As of February 28, 2006, there were 278,141,020 shares of Common Stock outstanding and 7,475,000 shares of preferred stock outstanding.

(2)	Excludes 33,017 shares owned by his wife, as to which Mr. Bermúdez disclaims beneficial ownership.

(3)	Mr. Carrión Jr. owns 1,476,403 shares, has voting power over 1,143 shares owned by his daughter and has voting and investment power over 607,720 shares owned by Collosa Corporation which he owns. Excludes 31,616 shares owned by his wife, as to which he disclaims beneficial ownership. Junior Investment Corporation owns 9,805,882 shares of Common Stock, Mr. Carrión Jr. owns 0.29% of the shares of said corporation, and disclaims beneficial ownership in connection with any shares of the Corporation owned by Junior Investment Corporation.

(4)	Mr. Carrión owns 1,277,314 shares and also has indirect investment power over 54,038 shares owned by his children and 2,077 shares owned by his wife. Junior Investment Corporation owns 9,805,882 shares of the Corporation. Mr. Carrión owns 17.89% of the shares of said corporation.

(5)	Mrs. Ferré has direct or indirect investment and voting power over 6,491,356 shares of Common Stock. Mrs. Ferré owns 10,256 shares of Common Stock and has indirect investment and voting power over 3,081,082 shares owned by Ferré Investment Fund, Inc., 435,401 shares owned by The Luis A. Ferré Foundation, and 2,970 shares owned by RANFE, Inc. Ferré Investment Fund, Inc. in turn owns 90% of El Día, Inc., which owns 2,961,647 shares of Common Stock.

(6)	Mr. Morales owns 348,030 shares and has voting power over 671,740 shares owned by his parents, as their attorney-in-fact.

(7)	Mr. Rexach owns 290,207 shares and has indirect voting power over 45,792 shares held by Capital Assets, Inc., as President and shareholder.

(8)	Mr. Vizcarrondo owns 67,389 shares and disclaims beneficial ownership over 300,489 shares owned by DMI Pension Trust, where he serves as trustee and member of the investment committee.

(9)	Mr. Junquera owns 295,373 shares and has voting power over 22,360 shares owned by his son and daughter.

(10)	Mr. Morales disclaims beneficial ownership of 2,000 preferred shares of the Corporation owned by his wife. Mr. Vizcarrondo disclaims beneficial ownership over 8,000 preferred shares of the Corporation owned by DMI Pension Trust, where he serves as a trustee and member of the investment committee.

(11)	Junior Investment Corporation owns 40,000 preferred shares of the Corporation. Mr. Carrión owns 17.89% of the shares of said corporation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation’s directors and executive officers to file with the SEC reports of ownership and changes in ownership of Common Stock of the Corporation. Officers and directors are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file.
     Based solely on a review of the copies of such reports furnished to the Corporation or written representations that no other reports were required, the Corporation believes that, with respect to 2005, all filing requirements applicable to its officers and directors were satisfied except for two reports, covering one transaction each by Mr. Bill Williams and Mrs. Ileana González, Corporate Controller, which were filed late.
BOARD OF DIRECTORS AND COMMITTEES;
PROPOSAL: ELECTION OF DIRECTORS FOR A THREE-YEAR TERM
     The Certificate of Incorporation and the Bylaws of the Corporation establish a classified Board pursuant to which the Board is divided into three classes as nearly equal in number as possible, with each class having at least three members and with the term of office of one class expiring each year. Each director serves for a term ending on the date of the third annual meeting of stockholders following the annual meeting at which such director was elected or until his successor has been elected and qualified.
     At the Meeting, three directors assigned to “Class 1” are to be elected to serve until the 2009 annual meeting of stockholders or until their respective successors shall have been elected and qualified. The remaining six directors of the Corporation will continue to serve as directors, as follows: until the 2007 Annual Meeting of Stockholders of the Corporation, in the case of those three directors assigned to “Class 2”, and until the 2008 Annual Meeting of Stockholders, in the case of those three directors assigned to “Class 3”, or in each case until their successors are elected and qualified.
     The policy of the Board, as set forth in a resolution adopted on January 8, 1991, provides that no person shall be nominated for election or reelection as director of the Board if at the date of the annual meeting or during the term to be served such person attains 72 years of age.
     The persons named as proxies in the accompanying proxy card have advised the Corporation that, unless otherwise instructed, they intend to vote at the Meeting the shares covered by the proxies FOR the election of the three nominees named below, and that if any one or more of such nominees should become unavailable for election they intend to vote such shares FOR the election of such substitute nominees as the Board may propose. The Corporation has no knowledge that any nominee will become unavailable for election.
     The Board met 15 times during 2005. All directors attended 75% or more meetings of the Board and the committees of the Board on which such directors served.
     The Corporation encourages directors to attend the Corporation’s annual meeting of stockholders. All the Corporation’s directors attended the last annual meeting of stockholders.
     Information relating to principal occupation, business experience and directorship during the past five years (including positions held with the Corporation or Banco Popular de Puerto Rico (the “Bank”), age and the period during which each director has served is set forth below.

Name and Age	Principal Occupation, Business Experience and Directorships

NOMINEES FOR ELECTION AS
CLASS 1 DIRECTORS
(TERMS EXPIRING IN 2009)
JUAN J. BERMÚDEZ: (68 years)
•	Partner of Bermúdez and Longo, S.E., electromechanical contractors, and Decemcor, S.E., Unicenter, S.E., and PCME Commercial, S.E., entities engaged in real estate leasing.

•	Principal Stockholder and Director of BL Management, Corp., PCME Development Corp., G.S.P. Corp., Unimanagement Corp., LBB Properties, Inc., Homes Unlimited Corp. and PS4 Corp.

•	Chairman of the Corporate Governance and Nominating Committee of the Corporation since 2005.

•	Chairman of the Trust Committee of the Bank since 1996.

•	Director of the Bank since 1985.

•	Director of the Corporation since 1990.
RICHARD L. CARRIÓN: (53 years)
•	Chairman, President and CEO of the Corporation.

•	Chairman and CEO of the Bank.

•	President of the Bank until March 2004.

•	Chairman and CEO of Popular International Bank, Inc., Popular North America, Inc., Banco Popular North America, Popular Financial Holdings, Inc., Banco Popular, National Association, Popular FS, LLC., Popular Cash Express, Inc., Popular Finance, Inc., Popular Auto, Inc., Popular Mortgage,Inc., Popular Securities, Inc., Popular Insurance, Inc. and EVERTEC, Inc., all either directly or indirectly wholly-owned subsidiaries of the Corporation.

•	Chairman of the Board of Trustees of Fundación Banco Popular, Inc.

•	Chairman and Director of Banco Popular Foundation, Inc.

•	Member of the International Olympic Committee since 1990. Member of the Executive Board since 2004 and Chairman of the International Olympic Committee’s Finance Commission. Also, member of the TV & Internet Rights Commission since January 2002 and of the Marketing Commission since January 2002.

•	President of the Puerto Rico Olympic Trust and Member of the Puerto Rico Olympic Committee.

•	Member of the Board of Directors, the Benefits & Human Resources Committee and the Public Policy Committee of Verizon Communications, Inc. (a registered public company).

•	Member of the Board of Directors of Telecomunicaciones de Puerto Rico, Inc. (TELPRI)

•	Member of the Board of Directors, the Audit Committee and of the Compensation and Benefits Committee of Wyeth (a registered public company).

•	Member of the Board of Trustees of the P.R. Committee for Economic Development.

•	Director of the Corporation since 1990.

Principal Occupation, Business Experience
Name and Age	and Directorships

NOMINEES FOR ELECTION AS
CLASS 1 DIRECTORS
(TERMS EXPIRING IN 2009)
FRANCISCO M. REXACH JR.: (68 years) (cont.)
•	President of Capital Assets, Inc. and Rexach Consulting Group, entities engaged in investment and consulting activities.

•	Chairman of the Compensation Committee of the Corporation.

•	Director of the Bank, Popular International Bank, Inc., Popular North America, Inc., Banco Popular North America, Popular Cash Express, Inc. and Popular Financial Holdings, Inc., all either directly or indirectly wholly-owned subsidiaries of the Corporation.

•	Director of the Corporation since 1990.
CLASS 3 DIRECTORS
(TERMS EXPIRING IN 2008)
MARIA LUISA FERRÉ: (42 years)
•	President and CEO of Grupo Ferré Rangel and Ferré Investment Fund Inc., holding companies for El Nuevo Día and Primera Hora (Puerto Rico newspapers), Advanced Graphic Printing, Inc., City View Plaza, S.E., Virtual, Inc., El Día Directo, Inc., Pronatura, Inc. and Asset Growth Fund (a venture capital fund).

•	Member of the Board of Directors of El Día, Inc. and Editorial Primera Hora, Inc. (Puerto Rico newspapers), El Nuevo Día Orlando, Inc. and VIU Media (an outdoor media company).

•	President and Trustee of The Luis A. Ferré Foundation, Inc. (a not-for-profit organization).

•	Director and Vice President of the Ferré Rangel Foundation (a philanthropic entity).

•	Trustee of the Editorial of the University of Puerto Rico until 2005.

•	Director of the Bank since April 2000.

•	Director of the Corporation since April 2004.
FREDERIC V. SALERNO: (62 years)
•	Vice Chairman and Chief Financial Officer of Verizon Communications, Inc. (registered public company) until September 2002, when he retired.

•	Director of Avnet, Inc., Dun & Bradstreet Corporation and Lynch Interactive Corporation (registered public companies) until February 2004.

•	Director of Akamai Technologies, Inc., Bear Stearns & Co., Inc., Consolidated Edison, Inc. and Viacom, Inc. (registered public companies).

•	Director of Gabelli Asset Managment, Inc. (registered public company) until January 2006.

•	Director of Intercontinental Exchange, Inc. (registered public company) since December 2005.

•	Chairman of the Audit Committee of the Corporation since May 2003.

•	Director of the Corporation since April 2003.
WILLIAM J. TEUBER JR.: (54 years)
•	Executive Vice President of EMC Corporation since 2001 and Chief Financial Officer since 1997.

•	Member of the Board of Trustees of Babson College in Wellesley, MA.

•	Director of the Corporation since November 2004.

Principal Occupation, Business Experience
Name and Age	and Directorships

CLASS 2 DIRECTORS
(TERMS EXPIRING IN 2007)
JOSÉ B. CARRIÓN JR.: (69 years)
•	President of Collosa Corporation, entity engaged in investment activities.

•	Chairman of the Risk Management Committee since 2004.

•	Director of the Bank since April 2000.

•	Director of the Corporation since 2001.
MANUEL MORALES JR.: (60 years)
•	President of Parkview Realty, Inc., the Atrium Office Center, Inc., HQ Business Center P.R., Inc., entities engaged in real estate leasing, and ExecuTrain of Puerto Rico.

•	Honorary General Consul of Japan in San Juan, Puerto Rico.

•	Member of the Board of Trustees of the Caribbean Environmental Development Institute and of Fundación Angel Ramos, Inc.

•	Member of the Board of Directors of Consular Corps College of the USA.

•	Member of the Board of Trustees of Fundación Banco Popular, Inc.

•	Chairman of the Audit Committee of the Corporation until May 2003.

•	Director of the Bank since 1978.

•	Director of the Corporation since 1990.
JOSÉ R. VIZCARRONDO: (44 years)
•	President, CEO and partner of Desarrollos Metropolitanos, S.E., VMV Enterprises Corporation, Resort Builders, S.E. and Metropolitan Builders, S.E. All these firms are dedicated to the development and construction of residential, commercial, industrial and institutional projects in Puerto Rico.

•	Member of the Board of Directors of the Puerto Rico Chapter of the Associated General Contractors of America from 1997 to 2005.

•	President of the Puerto Rico Chapter of the Associated General Contractors of America until 2001.

•	Member of the Construction Industry Advisory Council to the Governor of Puerto Rico until 2002.

•	Member of the Private Industry Advisory Council to the President of the Government Development Bank for Puerto Rico until 2001.

•	Member of the Board of Directors of the not-for-profit organization Hogar Cuna San Cristóbal Foundation since 2002.

•	Member of the Board of Directors of Puerto Rico Home Builders Association since 2002.

•	Director of the Corporation and the Bank since 2004.

BOARD OF DIRECTORS INDEPENDENCE
     The Board has determined that Messrs. Juan J. Bermúdez, Francisco M. Rexach Jr., Frederic V. Salerno, William J. Teuber Jr. and Mrs. María Luisa Ferré have no material relationship with the Corporation and are independent under the director independence standards of The Nasdaq Stock Market, Inc. (“Nasdaq”). The Corporation has a majority of independent directors.
     During 2005, the independent directors met in executive or private sessions without the Corporation’s management after every Board meeting. Currently, the independent directors have not appointed a lead director. Instead, the independent directors designate, on a rotational basis, who will preside at each executive session.
STOCKHOLDERS COMMUNICATION WITH THE BOARD OF DIRECTORS
     Any stockholder who desires to contact the Board or any of its members may do so by writing to: Popular, Inc., Board of Directors (751), P.O. Box 362708, San Juan, PR 00936-2708. Alternatively, a stockholder may contact the Corporation’s Audit Committee or any of its members telephonically by calling the toll-free number (866) 737-6813 or electronically through www.ethicspoint.com. Communications received by the Audit Committee that are not related to accounting or auditing matters, may be discretionally forwarded by the Audit Committee or any of its members to other committees of the Board or the Corporation’s management for review.
STANDING COMMITTEES
     The Board has standing Audit, Risk Management, Corporate Governance and Nominating, and Compensation Committees.
Compensation Committee
     The Compensation Committee consists of three or more members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise independent under Nasdaq’s director independence rules. The Compensation Committee held six meetings during the fiscal year ended December 31, 2005. The purpose of the Compensation Committee is to discharge the Board’s responsibilities (subject to review by the full Board) relating to compensation of the Corporation’s senior executives and to produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement, in accordance with the rules and regulations of the SEC.
     The duties and responsibilities of the Compensation Committee include, among others, the following:
•	consult with senior management to establish the Corporation’s general compensation philosophy and oversee the development and implementation of compensation programs;
•	review and approve the corporate goals and objectives relevant to the compensation of the CEO;
•	evaluate the performance of the CEO in light of those goals and objectives;
•	set the CEO’s compensation level based on this evaluation;
•	review and approve compensation programs applicable to executive officers of the Corporation; and
•	make recommendations to the Board with respect to the Corporation’s incentive compensation plans and equity-based plans, oversee the activities of the individuals and committees responsible for administering these plans and discharge any responsibilities imposed on the Compensation Committee by any of these plans.
     The Compensation Committee is composed of Francisco M. Rexach Jr. (Chairman), Juan J. Bermúdez, María Luisa Ferré and William J.Teuber Jr. None of the members of the Committee are officers or employees of the Corporation or any of its subsidiaries.

Corporate Governance and Nominating Committee and other Corporate Governance Matters
     The Corporate Governance and Nominating Committee consists of three or more members of the Board, each of whom the Board has determined has no material relationship with the Corporation and each of whom is otherwise independent under Nasdaq’s director independence rules. The Corporate Governance and Nominating Committee held four meetings during the fiscal year ended December 31, 2005.
     The purpose of the Corporate Governance and Nominating Committee is as follows:
•	identify and recommend individuals to the Board for nomination as members of the Board and its committees;

•	identify and recommend individuals to the Board for nomination as CEO and Chairman of the Corporation;

•	promote the effective functioning of the Board and its committees; and

•	develop and recommend to the Board a set of corporate governance principles applicable to the Corporation, and review these principles at least once a year.
     Under the Corporation’s Corporate Governance Guidelines, the Board should, based on the recommendations of the Corporate Governance and Nominating Committee, select new nominees for the position of independent director considering the following criteria:
•	personal qualities and characteristics, accomplishments and reputation in the business community;

•	current knowledge and contacts in the communities in which the Corporation does business and in the Corporation’s industry or other industries relevant to the Corporation’s business;

•	ability and willingness to commit adequate time to Board and committee matters;

•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board that is effective, collegial and responsive to the needs of the Corporation; and

•	diversity of viewpoints, background, experience and other demographics.
     The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders. There are no differences in the manner in which the Corporate Governance and Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder. The Corporate Governance and Nominating Committee did not receive any recommendation from stockholders for the Meeting.
     Stockholders who wish to submit nominees for director for consideration by the Corporate Governance and Nominating Committee for election at the Corporation’s 2007 annual meeting of stockholders may do so by submitting in writing such nominees’ names and a brief description of the nominees’ judgment, skills, diversity, and experience with businesses and other organizations, to the Secretary of the Board of Directors (751) at Popular, Inc., 209 Muñoz Rivera Avenue, Hato Rey, Puerto Rico, 00918, prior to November 17, 2006.
     At its February 15, 2006 meeting, the Corporate Governance and Nominating Committee approved the nominations of Juan J. Bermúdez, Richard L. Carrión and Francisco M. Rexach Jr. as Class 1 directors, in the Corporation’s 2006 proxy card.
     The Board has adopted a Code of Ethics (the “Code”) to be followed by the Corporation’s employees, officers (including the CEO, Chief Financial Officer and Corporate Comptroller) and directors to achieve conduct that reflects the Corporation’s ethical principles. Certain portions of the Code deal with activities of directors, particularly with respect to transactions in the securities of the Corporation and potential conflicts of interest. Directors, executive officers and employees are required to be familiar with and comply with the Code. The Code provides that any waivers for executive officers or directors may be made only by the independent members of the Board and must promptly be disclosed to the stockholders. During 2005, the Corporation did not receive nor grant any request from directors or executive officers for waivers under the provisions of the Code. The Code is available at the Corporation’s website, www.popular.com.
     The Corporation’s Corporate Governance and Nominating Committee Charter and the Corporate Governance Guidelines are available on the Corporation’s website, www.popular.com.
     The Corporate Governance and Nominating Committee is comprised of Juan J. Bermúdez (Chairman), Francisco M. Rexach Jr., Frederic V. Salerno and María Luisa Ferré.

AUDIT COMMITTEE REPORT
Audit Committee
     The Audit Committee consists of three or more members of the Board. The members of the Audit Committee each have been determined by the Board to be independent as required by Nasdaq’s director independence rules. Currently, the Audit Committee is comprised of four outside directors all whom are independent. The Audit Committee held 14 meetings during the fiscal year ended December 31, 2005. Earnings releases, Form 10-K and Form 10-Q filings were discussed in eight of such meetings.
     The Audit Committee’s primary purpose is to assist the Board in its oversight of the accounting and financial reporting processes of the Corporation. The Audit Committee operates pursuant to a charter that was last amended and restated by the Board on October 13, 2004.
     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements of the Corporation for the fiscal year ended December 31, 2005 with management and PricewaterhouseCoopers LLP, the Corporation’s independent registered public accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”. Finally, the Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, as amended, “Independence Discussion with Audit Committees”, has considered whether the provision of non-audit services by the independent registered public accounting firm to the Corporation is compatible with maintaining the auditors’ independence, and has discussed with the independent registered public accountants the auditors’ independence from the Corporation and its management. These considerations and discussions, however, do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB), that the financial statements are presented in accordance with Generally Accepted Accounting Principles (“GAAP”) or that the Company’s registered public accountants are in fact “independent.”
     As set forth in the Audit Committee Charter, the management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements. Furthermore, management and the Internal Audit Division are responsible for maintaining appropriate accounting and financial reporting principles and policies, and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. PricewaterhouseCoopers LLP is responsible for auditing the Corporation’s financial statements and expressing an opinion as to their conformity with GAAP in the United States of America.
     The members of the Audit Committee are not engaged professionally in the practice of auditing or accounting and are not employees of the Corporation. The Corporation’s management is responsible for its accounting, financial management and internal controls. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures to set auditor independence standards.
     Based on the Audit Committee’s consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accountants, and subject to the limitations on the role and responsibilities of the Audit Committee set forth in the Charter and those discussed above, the Committee recommended to the Board that the Corporation’s audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the SEC.
Submitted by:
   Frederic V. Salerno (Chairman)
   Juan J. Bermúdez
   Francisco M. Rexach Jr.
   William J. Teuber Jr.

AUDIT COMMITTEE FINANCIAL EXPERTS
     The Board has determined that Frederic V. Salerno and William J. Teuber Jr. are financial experts as defined by Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934, as amended, and are independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act of 1934. For a brief listing of Messrs. Salerno’s and Teuber’s relevant experience, please refer to the Board of Directors and Committees section.
COMPENSATION OF DIRECTORS
     Prior to May 2004 outside directors of the Corporation were granted options to purchase Common Stock pursuant to the 2001 Stock Option Plan (“2001 Option Plan”). In May 2004 they were granted options under the Popular, Inc. 2004 Omnibus Incentive Plan (the “2004 Omnibus Plan”). The amount of stock options granted each month was equal to the quotient (rounded to the nearest whole share) of (x) 6,250 and (y) the value of the option based on the closing price of the Common Stock on the date granted. Option values on the grant dates were determined by using the Black-Scholes Option Valuation Model. The options granted shall become exercisable with respect to 20% of the shares on each anniversary of the date of grant and remain exercisable until the 10th anniversary of the grant.
     On July 14, 2004, the Board approved a new compensation package for the non-employee directors of the Corporation based on recommendations from Watson Wyatt, outside consultants. Under the terms of such package each director receives an annual retainer of $20,000, while directors that are elected as chairman of any Board committee receive an annual retainer of $25,000. The retainer is paid in either cash or restricted stock under the 2004 Omnibus Plan, at the director’s election. The directors also receive an annual grant of $35,000 payable in restricted stock under the 2004 Omnibus Plan.
     In addition, during 2005 non-employee directors received $1,000 for each Board or committee meeting paid in either cash or restricted stock at the director’s election. All restricted stock awards are subject to risk of forfeiture and restrictions on transferability until retirement, when they become vested. Dividends are paid on the restricted stock during the vesting period with reinvestment into shares of Common Stock.
     The Corporation reimburses directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings and for other Corporation-related business expenses (including the travel expenses of spouses if they are specifically invited to attend the event for appropriate business purposes), which may include use of private aircraft, if available and approved in advance by the CEO.

EXECUTIVE OFFICERS
The following information sets forth the names of the Executive Officers of the Corporation including their age, business experience and directorships during the past five years and the period during which each such person has served as an Executive Officer of the Corporation.

Business Experience
Name and Age	and Directorships

RICHARD L. CARRIÓN: (53 years)
•	Chairman of the Board since 1993.

•	President and CEO of the Corporation since 1990.

•	For information about principal occupation, business experience and directorships during the past five years please refer to the Board of Directors and Committees section.
DAVID H. CHAFEY JR.: (52 years)
•	Senior Executive Vice President of the Corporation since 1997.

•	President of the Bank since April 2004.

•	Supervisor of the Bank’s Retail Banking Group from January 1996 through March 2004.

•	Senior Executive Vice President of Popular International Bank, Inc. and Popular North America, Inc., directly and indirectly wholly-owned subsidiaries of the Corporation, respectively.

•	Chairman and President of Puerto Rico Investors Tax-Free Fund, Inc. I, II, III, IV, V, VI, of Puerto Rico Tax-Free Target Maturity Fund, Inc. I and II and of Puerto Rico Investors Flexible Allocation Fund since January 1999.

•	Director of the Bank, Popular Mortgage, Inc., Popular Auto, Inc., Banco Popular, National Association, Popular Insurance, Inc., Popular Securities, Inc., Popular Finance, Inc. and EVERTEC, Inc., all either directly or indirectly wholly-owned subsidiaries of the Corporation.

•	Member of the San Jorge Children’s Research Foundation, Inc.

•	President of the Puerto Rico Bankers Association until October 2002.

•	Director of Visa International and of Visa International for the Caribbean and Latin America.

•	President of the Organizing Committee for the 2010 Central American and Caribbean Sport Games.

•	Member of the Advisory Committee of Colegio San Ignacio.

•	Director of Grupo Guayacán, Inc.

•	Director of the Corporation until 2004.
JORGE A. JUNQUERA: (57 years)
•	Senior Executive Vice President of the Corporation since 1997.

•	Chief Financial Officer of the Corporation and the Bank.

•	Supervisor of the Financial Management Group.

•	Supervisor of the Corporation’s U.S. Operations from January 1996 to December 2001.

•	President and Director of Popular International Bank, Inc. and Popular North America, Inc. since January 1996, directly and indirectly wholly-owned subsidiaries of the Corporation, respectively.

•	Director of the Bank until April 2000 and from 2001 to present.

•	President of Banco Popular North America until December 2001.

•	President of Banco Popular, National Association.

Business Experience
(cont.) Name and Age	and Directorships

JORGE A. JUNQUERA: (57 years) (cont.)
•	Director of Popular Financial Holdings, Inc., Popular Cash Express, Inc., Popular FS, LLC, Popular Leasing USA, Inc. and of Banco Popular North America, indirectly wholly-owned subsidiaries of the Corporation.

•	Director of Banco Hipotecario Dominicano and Consorcio de Tarjetas Dominicanas, S.A., where the Corporation has an indirect investment.

•	Director of YMCA since 1988.

•	Director of Virtual, Inc. (an Internet company).

•	Director of La Familia Católica por la Familia en las Américas since 2001.

•	Director of King’s College since 2003.

•	Director of New America Alliance (not-for-profit organization) until June 2004.

•	Director of the Corporation until 2004.
ROBERTO R. HERENCIA: (46 years)
•	Executive Vice President of the Corporation since 1997.

•	President and Director of Banco Popular North America since December 2001.

•	Director of Popular International Bank, Inc., Popular North America, Inc., Popular Cash Express, Inc., Banco Popular, National Association, Popular Financial Holdings, Inc., Popular Leasing USA, Inc., Popular Insurance Agency USA, Inc., and Popular FS, LLC, all either directly or indirectly wholly-owned subsidiaries of the Corporation.

•	Director of Banco Popular Foundation, Inc.

•	Member of the Board of Directors of The Service Master Company (a registered public company) and Chairman of the Audit and Finance Committee.

•	Trustee of the Museum of Science and Industry (Chicago, Illinois), Window to the World Communications, Inc. (WTTW, local PBS in Chicago), and Le Moyne College (Syracuse, NY).

•	Director of Junior Achievement of Chicago, Operation HOPE, Inc., The Economic Club of Chicago, and New America Alliance (all not-for-profit organizations).
AMÍLCAR L. JORDÁN: (44 years)
•	Executive Vice President of the Corporation since April 2004.

•	Supervisor in charge of the Corporate Risk Management Group since April 2004.

•	Senior Vice President and Comptroller of the Corporation from January 1995 to March 2004.

•	Director of March of Dimes, Puerto Rico Chapter, since February 2005.
TERE LOUBRIEL: (53 years )
•	Executive Vice President of the Corporation since 2001.

•	Supervisor in charge of the Corporate People, Communications and Planning Group since April 2004.

•	Director of Banco Popular Foundation, Inc.

•	Member of the Board of Trustees of Fundación Banco Popular, Inc.

•	Supervisor of Human Resources from April 2000 through March 2004.

•	Director of the Puerto Rico Society of Certified Public Accountants until August 2004.

Business Experience
Name and Age	and Directorships

BRUNILDA SANTOS DE ÁLVAREZ: (47 years)
•	Executive Vice President of the Corporation since 2001.

•	Chief Legal Officer of the Corporation since 1997.

•	Senior Vice President from March 1996 until January 2001.

•	Secretary of the Board of Directors of Popular International Bank, Inc., Banco Popular North America, EVERTEC, Inc., Popular Cash Express, Inc., Banco Popular, National Association, Popular Insurance, Inc., Popular Securities, Inc., Popular Insurance Agency USA, Inc., Popular Auto, Inc., Popular Finance, Inc., Popular Mortgage, Inc., Popular Financial Holdings, Inc., Popular North America, Inc., Popular Life RE and Popular FS, LLC, either directly or indirecty wholly-owned subsidiaries of the Corporation.

•	Secretary of the Board of Directors of Puerto Rico Investors Tax Free Fund, Inc. I, II, III, IV, V, VI, of Puerto Rico Tax Free Target Maturity Fund, Inc. I and II, and of Puerto Rico Investors Flexible Allocation Fund, Inc.

•	Assistant Secretary of the Board of Directors of the Corporation and the Bank since May 1994.

•	Member of the Board of Regents, Colegio Puertorriqueño de Niñas, since June 2002 and of the Board of Trustees since 2005.

•	Member of the Cultural Activity Steering Committee, Colegio San Ignacio since 2004.
FÉLIX M. VILLAMIL: (44 years)
•	President and Director of EVERTEC, Inc. since April 2004.

•	Executive Vice President of the Corporation since 2002.

•	Supervisor of the Bank’s Operations Group from April 2002 through March 2004.

•	Supervisor of the Bank’s Ponce Region from April 2001 until December 2001.

•	Supervisor of the Credit Risk Management Division of the Bank from 1997 through March 2001.

•	President of the Board of Big Brothers Big Sisters of Puerto Rico.
C.E. (BILL) WILLIAMS: (59 years)
•	Executive Vice President of the Corporation since 2004.

•	President and Director of Popular Financial Holdings, Inc.

•	Member of the Board of Directors of the National Home Equity Mortgage Association, of American Financial Services Association and of Corporate Partner Advisory Board of the Philadelphia Museum of Art.
SAMUEL T. CÉSPEDES: (69 years)
•	Secretary of the Board of Directors of the Corporation and the Bank since 1991.

•	Attorney-at-Law.

•	Senior Counsel of the law firm McConnell Valdés.

•	Secretary of the Board of Directors of Puerto Rico Medical Defense Mutual Insurance Company.

FAMILY RELATIONSHIPS
     Mr. Richard L. Carrión, Chairman of the Board and President and CEO of the Corporation, is the uncle of Mr. José R. Vizcarrondo, a director of the Corporation.
OTHER RELATIONSHIPS, TRANSACTIONS AND EVENTS
     During 2005 the Corporation engaged, in the ordinary course of business, the legal services of the law firm, McConnell Valdés, of which Mr. Samuel T. Céspedes, Secretary of the Board of Directors of the Corporation and the Bank, is a Senior Counsel. The fees paid to McConnell Valdés for fiscal year 2005 amounted to approximately $891,000. The Corporation also engaged, in the ordinary course of business, the legal services of Pietrantoni, Méndez & Álvarez LLP of which Mr. Ignacio Álvarez and Mr. Antonio Santos, husband and brother, respectively, of Mrs. Brunilda Santos de Álvarez, Executive Vice President & Chief Legal Officer of the Corporation, are partners. The fees paid to Pietrantoni, Méndez & Álvarez LLP for fiscal year 2005 amounted to approximately $1,239,000, which include $364,000 paid by the Corporation’s clients in connection with commercial loan transactions and $71,000 paid by mutual funds managed by the Bank. The engagement of the aforementioned law firms was approved by the Audit Committee as required by the Policy regarding the Approval Process for Related Party Transactions adopted by the Audit Committee of the Corporation on May 7, 2004 (the “Related Party Transactions Policy”).
     During 2005, Carrión, Laffitte & Casellas, Inc. earned commissions of approximately $1,661,000 for the institutional insurance business of the Corporation and its subsidiaries. Mr. José B. Carrión, III, son of José B. Carrión Jr., a director of the Corporation, is a significant shareholder and president of Carrión, Laffitte & Casellas, Inc. José B. Carrión Jr. does not have any direct or indirect interest in Carrión, Laffitte & Casellas, Inc. This engagement has been approved by the Audit Committee as required by the Related Party Transactions Policy.
     Mr. José R. Vizcarrondo, director of the Corporation, is President, Chief Executive Officer and partner of Metropolitan Builders, S.E., a special partnership under the laws of the Commonwealth of Puerto Rico. During 2005 the Bank paid to Metropolitan Builders, S.E. approximately $4,816,000 in connection with two Bank construction projects awarded to said entity in 2002. The Bank also paid approximately $762,000 in connection with the construction of a bridge connecting two of the Corporation’s buildings. The award of these contracts was determined by competitive bids. In addition, during 2005 the Bank paid to Metropolitan Builders, S.E. the approximate amount of $8,575,000 in connection with two contracts for the interior partition and finishes of the two Bank construction projects. These two contracts have been approved by the Audit Committee as required by the Related Party Transactions Policy. During 2006, the Bank expects to pay to Metropolitan Builders, S.E. the approximate amount of $1,015,000 in connection with the aforementioned projects.
     In December 2005, the Bank entered into a commitment to contribute a total of $500,000 to the Fundación Luis A. Ferré during a period of five years in connection with the remodeling of the Ponce Museum of Art premises. The first payment in the amount of $100,000 was made in December 2005. María Luisa Ferré, a director of the Corporation, is President and Trustee of said foundation. During 2005 the Bank also made a contribution of $100,000 to the Fundación Luis A. Ferré in connection with the sponsorship of the Ponce Museum of Art Benefit Gala.
     In 2005, the Bank made a contribution of $1,500,000 to Fundación Banco Popular, Inc. (the “Fundación”), a Puerto Rico not-for-profit corporation created to improve the Puerto Ricans’ quality of life. Furthermore, during 2005 the Bank contributed the approximate amount of $84,000 in connection with the matching of employee contributions. The Fundación is the Bank’s philanthropic arm and provides a scholarship fund for employees’ children, and supports education and community development projects. Richard L. Carrión (Chairman, CEO and President of the Corporation), David H. Chafey Jr. (Executive Officer of the Corporation), Tere Loubriel (Executive Officer of the Corporation), and Manuel Morales Jr. (Director of the Corporation) are members of the Board of Trustees of the Fundación. The Bank appoints five of the nine members of the Board of Trustees. The remaining four trustees are appointed by the Fundación. The Bank also provides significant human and operational resources to support the activities of the Fundación. The Bank and the Puerto Rico employees of the Corporation (through voluntary personal donations) are the main source of funds of the Fundación. During 2004 the Banco Popular Foundation, Inc. (“Banco Popular Foundation”), an Illinois not-for-profit corporation was created to strengthen the social and economic well-being of the communities served by Banco Popular North America. The Banco Popular Foundation is Banco Popular North America’s philanthropic arm and will provide support to charitable organizations for community development and education. It will also provide scholarships for the children of Banco Popular North America’s employees. During 2005, Banco Popular North America contributed to the Banco Popular Foundation the approximate amount of $110,250 in connection with the matching of employee contributions. Richard L. Carrión (Chairman, CEO and President of the Corporation), Roberto Herencia and Tere Loubriel (both Executive Officers) are members of the board of directors. In addition, Messrs. Carrión and Herencia are officers of the Banco Popular Foundation. Banco Popular North America provides significant human and operational resources to support the activities of the Banco Popular Foundation.
     Certain directors and executive officers have immediate family members who are employed by subsidiaries of the Corporation. The compensation of these family members is established in accordance with the pertinent subsidiary’s employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar position. Set forth below is information on those family members of directors and executive officers of the Corporation who are employed by the Corporation’s subsidiaries and received a total compensation in excess of $60,000 during 2005.
     The son of Francisco M. Rexach Jr., a director, is employed as a Vice President in the Bank’s Business Banking Division and received compensation in 2005 of $76,226. The spouse of the aforementioned son of Francisco M. Rexach Jr. is employed as an Assistant Vice President in the Bank’s Trust Division and received compensation in the amount of $61,070 during 2005. The son of Manuel Morales Jr., a director, was employed as a Senior Vice President at the Technology Research Division of the Bank and was transferred to EVERTEC, Inc. as Senior Vice President of the Systems Development Division. He received compensation in the amount of $218,448 during 2005. A brother of José R. Vizcarrondo, a director of the Corporation, is employed as a Vice President in the Corporate Banking Division of the Bank and received compensation of $161,725 during 2005. The son of Jorge A. Junquera, Senior Executive Vice President and Chief Financial Officer of the Corporation, is employed as an Assistant Vice President in the Corporate Finance and Advisory Services Division of the Bank and received compensation of $139,808 during 2005. The disclosed amounts include payments of salary, bonus, and the cash portion of the Profit Sharing Plan of the Bank. Other benefits and payments such as the deferred portion of the Profit Sharing Plan and employer matching contribution under the Bank’s Savings and Stock Plan did not exceed $10,000.
     The Bank has had loan transactions with the Corporation’s directors and officers, and with their associates, and proposes to continue such transactions in the ordinary course of its business, on substantially the same terms, including interest rates and collateral, as those prevailing for comparable loan transactions with other people. The extensions of credit have not involved and do not currently involve more than normal risks of collectibility or present other unfavorable features.
CERTAIN MATTERS RELATED TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Independent Registered Public Accounting Firm
     PricewaterhouseCoopers LLP was selected to serve as independent registered public accountants for the Corporation for 2005 and, although no selection of independent registered public accountants has been made for 2006, PricewaterhouseCoopers LLP currently continues to serve as the Corporation’s independent registered public accountant.
     Representatives of PricewaterhouseCoopers LLP will attend the Meeting and will be available to respond to any appropriate questions that may arise; they will also have the opportunity to make a statement if they so desire.

Disclosure of Auditor’s Fees
The following is a description of the fees billed to the Corporation by PricewaterhouseCoopers LLP for the years ended December 31, 2005 and 2004 :
Audit Fees
     The aggregate fees billed by PricewaterhouseCoopers LLP for the audit of the Corporation’s annual financial statements for the years ended December 31, 2005 and 2004 and for the reviews of the financial statements included in the Corporation’s quarterly reports on Form 10-Q were $4,466,624 and $2,626,450, respectively.
Audit-Related Fees
     The aggregate fees billed by PricewaterhouseCoopers LLP to the Corporation for the years ended December 31, 2005 and 2004 for audit-related services were $650,845 and $413,344, respectively. Audit-related fees generally include fees for assurance services such as audits of pension plans, compliance related audits, assistance with securitizations and SAS 70 reports.
Tax Fees
     The aggregate fees billed by PricewaterhouseCoopers LLP to the Corporation for the years ended December 31, 2005 and 2004 for tax-related services were $150,000 and $218,350, respectively. These fees are associated with tax return preparation and tax consulting services.
All Other Fees
     The aggregate fees billed by PricewaterhouseCoopers LLP to the Corporation for the years ended December 31, 2005 and 2004 for services not included above were $56,000 and $134,000, respectively. All other fees include consulting services related to regulatory compliance matters, software license fees and other advisory services.
     The Audit Committee has established controls and procedures that require the pre-approval of all audit and permissible non-audit services provided by PricewaterhouseCoopers LLP or another firm. The Audit Committee may delegate to one or more of its members the authority to pre-approve any audit or permissible non-audit services. Under the pre-approval controls and procedures, audit services for the Corporation are negotiated annually. In the event that any additional audit services not included in the annual negotiation or permissible non-audit services are required by the Corporation, a proposed engagement letter is obtained from the auditor and evaluated by the Audit Committee or the member(s) of the Audit Committee with authority to pre-approve auditor services. Any decisions to pre-approve such audit and non-audit services and fees are to be reported to the full Audit Committee at its next regular meeting. The Audit Committee has considered that the provision of the services covered by this paragraph is compatible with maintaining the independence of the independent registered public accounting firm of the Corporation. During 2005, all auditors fees were pre-approved by the Audit Committee or the Board.
EXECUTIVE COMPENSATION PROGRAM
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
Overview
     The Compensation Committee endeavors to keep abreast of competitive compensation practices with regard to salaries, incentive compensation and supplemental programs in order to assist the Corporation in attracting and retaining the most qualified executive officers whose contributions and experience help the Corporation sustain growth, thereby enhancing shareholder value. They also oversee the general people and compensation practices of the Corporation.
     The Compensation Committee evaluates and recommends to the Board the Corporation’s compensation policy for the Chairman of the Board and CEO and the Executive Officers. The Compensation Committee considers, among other factors, competitive pay practices for developing a stronger relationship between executive compensation and the Corporation’s long-term performance. The executive compensation program for principal officers of the Corporation’s subsidiaries is set according to the industry and geographical area in which each operates and is approved by the Board of Directors of each respective subsidiary.

Compensation for the Chairman of the Board, President and CEO
     On an annual basis, Mr. Carrión, Chairman of the Board, President and CEO submits to the Compensation Committee a plan setting forth both quantitative and qualitative goals for the fiscal year, and medium and long-term objectives. In evaluating and setting compensation, the Compensation Committee considers the Corporation’s performance with respect to the goals set forth in the plan. Therefore, the Compensation Committee evaluates Mr. Carrión’s performance by taking into consideration the growth of the organization, implementation of a diversification strategy, achievement of financial goals, improvements to the product and service delivery system and development of people. The weight and significance accorded to these factors is subjective in nature.
     From 2000 to 2003, Mr. Carrión’s compensation package was below the levels at comparable banking organizations for their chief executive officers. This reflected his decision to defer increases in salaries, including corresponding short and long-term incentives, during the three year period in which the Corporation was under the Written Agreement with the Federal Reserve Bank of New York and the one year period under the Deferred Prosecution Agreement with the Department of Justice, the Federal Reserve Bank of New York and the Treasury Department’s Financial Crime Enforcement Network. The Written Agreement was terminated on January 16, 2003 and the Deferred Prosecution Agreement was dismissed on January 16, 2004. Accordingly, as proposed by the Compensation Committee and accepted by Mr. Carrión, Mr. Carrión’s compensation was revised effective February 2004.
     Effective September 2005, the Compensation Committee approved a request made by Mr. Carrión to reduce his base salary by 10% as a measure to further align the Corporation’s executive compensation practices with the Corporation’s financial performance. He continues to participate in a short-term incentive plan with a target of 100% of salary to a maximum of 150%, payable in cash, provided all objectives are met. He also continues to participate in a long-term incentive plan paid in restricted stock of the Corporation, with a target of 200% of salary to a maximum of 250%. This restricted stock is deferred until retirement and cannot be sold before then. These incentive plans link the CEO’s pay very closely to the Corporation’s performance and with the stockholder’s long-term interests. Mr. Carrión already holds a significant degree of ownership in the Corporation, as indicated in the Beneficial Ownership Section of this Proxy Statement. For more information regarding the compensation of Mr. Carrión, please refer to the Summary Compensation Table.
Compensation of Executive Officers
     The group of Executive Officers is composed of two Senior Executive Vice Presidents and six Executive Vice Presidents of the Corporation all of whom participate in annual and long-term incentive plans. The President and CEO recommends the salary increases and the bonuses to be awarded to the Executive Officers pursuant to the incentive plans. In conjunction with the aforementioned action taken by the CEO, effective January 1, 2006, the Executive Officers voluntarily reduced their base salary. Mr. Chafey reduced his salary by 10% while all other Executive Officers reduced their salary by 5%.
     The Corporation’s annual incentive program is based on financial results of the Corporation, individual business results and individual performance. The program is designed to encourage the achievement of short-term financial goals and to increase shareholder value. The first incentive component is a cash bonus. The second component is a deferred long-term incentive awarded in restricted stock of the Corporation.
COMPENSATION COMMITTEE
Francisco M. Rexach Jr. (Chairman)
Juan J. Bermúdez
María Luisa Ferré
William J. Teuber Jr.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
     None of the members of the Compensation Committee is or has been an officer or employee of the Corporation. No Executive Officer of the Corporation served on any board of directors’ compensation committee of any other company for which any of the directors of the Corporation served as executive officer at any time during 2005. Other than disclosed in the Other Relationships, Transactions and Events section, none of the members of the Compensation Committee had any relationship with the Corporation requiring disclosure under Item 404 of the SEC Regulation S-K.

EXECUTIVE COMPENSATION
     The following table sets forth the compensation paid to the Executive Officers of the Corporation.
SUMMARY COMPENSATION TABLE
Annual Compensation

							Long-Term Compensation
							Awards
	Fiscal		Incentive Payments	All other Annual			Stock	Restricted	Payouts
Name and Principal Position	Year	Salary(a)	and Bonus(a)(b)	Compensation (c) (d)		Total	Options	Stock($)(e)	LTIP(a)
Richard L. Carrión	2005	$776,667	$784,738	$54,927	(f)	$1,616,332		$1,458,238
Chairman, President and CEO	2004	778,333	941,687	61,040	(f)	1,781,060		1,650,741
	2003	540,000	57,774	39,139	(f)	636,913
David H. Chafey Jr.	2005	750,000	883,226	53,179		1,686,405		759,499
Senior Executive Vice President	2004	666,667	909,243	52,856		1,628,766		770,666
	2003	500,000	763,785	36,536		1,300,321	38,654
Jorge A. Junquera	2005	550,000	635,174	40,064		1,225,238		556,965
Senior Executive Vice President and	2004	513,333	662,383	41,619		1,217,335		565,155
Chief Financial Officer	2003	440,000	663,389	32,632		1,136,021	34,016

Roberto R. Herencia	2005	500,000	570,216	70,886		1,141,102		506,333
Executive Vice President	2004	466,667	622,722	472,199		1,561,588		513,777
	2003	400,000	511,396	462,529		1,373,925	30,923
Amilcar L. Jordán (g)	2005	300,000	346,460	22,072		668,532		303,799
Executive Vice President	2004	244,000	359,578	20,281		623,859		308,266
	2003	211,667	94,102	15,891		321,660	12,974
Tere Loubriel	2005	325,000	375,364	24,561		724,925		329,117
Executive Vice President	2004	258,333	386,059	21,515		665,907		333,956
	2003	225,000	339,276	16,891		581,167	17,394
Brunilda Santos de Álvarez	2005	300,000	346,436	22,672		669,108		303,799
Executive Vice President	2004	241,667	356,382	20,127		618,176		308,266
	2003	225,000	339,211	16,891		581,102	17,394
Félix M.Villamil	2005	300,000	372,339	22,672		695,011		303,799
Executive Vice President	2004	291,667	214,535	24,291		530,493		308,266
	2003	205,000	405,648	15,390		626,038	21,260
C.E. (Bill) Williams (g)	2005	425,000	-0-	60,500		485,500		430,382
Executive Vice President	2004	375,000	349,900	65,375		790,275			$1,709,857	(h)
	2003	319,792	236,300	66,000		622,092
(a)	Before deductions.
(b)	These payments include any Christmas bonus, cash portion payable under Profit Sharing Plans and amounts awarded annually as short-term management incentives.
(c)	Deferred and special awards: For the Executive Officers, except C. E. (Bill) Williams, the amount includes the deferred profit sharing award allocated to Profit Sharing Plans and Savings and Stock Plans, amounts accrued under the Benefit Restoration Plans, and the Corporation’s matching contribution to 401(k) and 1165(e) defined contribution plans. For Mr. Herencia, the amount includes car allowance, and the 2003 and 2004 amounts include a special bonus payment of $400,000. For Mr. Williams, the amount includes 401(k) plan match and deferred compensation in the amount of $50,000 credited annually to a supplemental employee retirement plan; the amount becomes fully vested and non-forfeitable gradually in annual increments of 20% during the five years subsequent to the credit.
(d)	Perquisites: During 2005, certain Executive Officers received perquisites whose aggregate value exceeded $10,000. The security expense related to Mr. Carrión’s residence was $127,949. Use of driver and company-owned or company-leased vehicle for the executive and immediate family is applicable to: Mr. Carrión ($62,836), Mr. Chafey ($28,390), Mr. Junquera ($31,173) and Mr. Williams ($10,400). The aforementioned values have not been included in the Summary Compensation Table.
(e)	Awards of restricted stock are valued as of date of grant. Restricted stock related to 2005 performance was granted on January 18, 2006 and is valued based on that day’s closing price of $21.04 per share of Common Stock. The number of shares awarded is as follows: Mr. Carrión— 69,308; Mr. Chafey— 36,098; Mr. Junquera— 26,472; Mr. Herencia— 24,065; Mr. Jordán— 14,439; Mrs. Loubriel— 15,642; Mrs. Santos— 14,439; Mr. Villamil— 14,439; Mr. Williams— 20,455. The number and aggregate market value of restricted stock held as of December 31, 2005 (including awards made on January 18, 2006) were as follows: Mr. Carrión— 129,997 shares ($2,741,810); Mr. Chafey— 63,850 shares ($1,346,448); Mr. Junquera— 46,823 shares ($987,395); Mr. Herencia— 42,566 shares ($897,633); Mr. Jordán— 25,540 shares ($538,579); Mrs. Loubriel— 27,668 shares ($583,461); Mrs. Santos— 25,540 shares ($538,579); Mr. Villamil— 25,540 shares ($538,579); Mr. Williams— 20,455 shares ($430,382). All the shares of restricted stock granted are subject to risk of forfeiture and restrictions on transferability. Dividends are paid on the restricted stock during the vesting period, with reinvestment into shares of Common Stock. In the case of Mr. Carrión, the restrictions on 100% of the 2004 and 2005 awards lapse upon termination of employment on or after attaining age 55 and completing 10 years of service. For the other Executive Officers, restrictions on 100% of the 2004 award lapse upon termination of employment on or after attaining age 55 and completing 10 years of service; concerning their 2005 award, restrictions on 40% of the award lapse upon termination of employment on or after attaining age 55 and completing 10 years of service, and the restrictions on 60% of the award lapse in equal annual installments during the five years subsequent to the award.
(f)	The Board has made it a requirement, for security reasons, that Mr. Carrión use the corporate aircraft even when traveling on personal business. The aggregate incremental cost to the Corporation for such use during 2005 was $72,268. This amount was reimbursed by Mr. Carrión to the Corporation. Mr. Carrión’s responsibilities as CEO require frequent travel to New York City. For this purpose, the Corporation has had an apartment since 1987 that the CEO uses primarily for business-related trips. The cost of the apartment to the Corporation represents approximately $41,000 per year.
(g)	Messrs. Amílcar L. Jordán and C.E. (Bill) Williams were appointed Executive Officers in April 2004.
(h)	On February 11, 2005, Mr. Williams received an award in the amount of $1,709,857 pursuant to a cash-based long-term incentive plan covering the three year period comprising fiscal years 2002, 2003 and 2004.
The following table sets forth information as of December 31, 2005 regarding securities issued and issuable to directors and eligible employees under the Corporation’s equity based compensation plans.
Equity Compensation Plan Information

Number of securities
remaining available for
future issuance under
		Number of securities to	Weighted-average	equity compensation
		be issued upon exercise	exercise price of	plans (excluding securities
Plan Category	Plan	of outstanding options	outstanding options	reflected in first column)
Equity compensation plans approved by security holders	2001 Option Plan 2004 Omnibus Plan	2,507,808 715,895	$18.76 27.04	0 9,053,465

Equity compensation plans not approved by security holders		—	—	—

Total		3,223,703	$20.60	9,053,465

2001 Option Plan
     The 2001 Option Plan was intended to provide the Corporation and its subsidiaries with effective means to attract and retain highly qualified personnel as well as to provide additional incentive to employees and directors who provide services to the Corporation and its subsidiaries. The 2001 Option Plan provided for the grant of stock options intended to qualify as “qualified stock options” (“QSOs”) under Section 1046 of the Puerto Rico Internal Revenue Code of 1994, as amended, and as “incentive stock options” (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended or “non-statutory stock options” (“NSOs”).
     The following table sets forth certain information regarding individual exercises of stock options during 2005 by each of the Executive Officers and information related to exersisable and unexercisable options at December 31, 2005.
2004 Omnibus Plan
     On April 30, 2004, the shareholders of the Corporation approved the 2004 Omnibus Plan which replaced the 2001 Option Plan. The purpose of the 2004 Omnibus Plan is to provide flexibility to the Corporation and its affiliates to attract, retain and motivate their officers, executives and other key employees through the grant of awards and to adjust its compensation practices to the best compensation practices and corporate governance trends as they develop from time to time. The 2004 Omnibus Plan is further intended to help retain and align the interests of the non-employee members of the Board and its affiliates with the Corporation’s stockholders.
     Subject to the terms of the 2004 Omnibus Plan, the Compensation Committee has the authority to designate 2004 Omnibus Plan participants and approve the following types of awards: annual incentive awards, stock options, stock appreciation rights (“SARs”), restricted stock, restricted units, long-term performance units and performance shares. For the fiscal year 2005, a total of 235,357 shares were awarded to Executive Officers in the form of restricted stock with a portion of the restriction lapsing ratably over a five-year period and another portion lapsing at retirement, except upon the occurrence of a change of control of the Corporation in which event all restrictions shall lapse.
     The following table sets forth certain information regarding individual exercises of stock options during 2005 by each of the Executive Officers and information related to exersisable and unexercisable options at December 31, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
			Number of		Value of
			Securities		Unexercised
			Underlying		In-The-Money
	Shares Acquired	Value	Options at		Options at
	on Exercise	Realized (a)	Fiscal Year-End		Fiscal Year-End(a)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard L. Carrión	—	—	—	—	—	—
David H. Chafey Jr.	—	—	77,100	129,006	$341,953	$342,661
Jorge A. Junquera	—	—	67,848	113,526	300,918	301,542
Roberto R. Herencia	—	—	61,682	103,202	273,564	274,126
Amílcar L. Jordán	—	—	14,436	24,379	67,292	75,606
Tere Loubriel	—	—	34,694	58,053	153,875	154,201
Brunilda Santos de Álvarez	—	—	34,694	58,053	153,875	154,201
Félix M. Villamil	—	—	27,409	55,483	102,453	107,305

(a)	In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $21.15, the closing sales price reported for the Common Stock on December 31, 2005.

Changes in Banco Popular de Puerto Rico Retirement Program
     Effective January 2006, the Bank implemented significant changes to its retirement program with the primary objective of maintaining total compensation competitiveness while providing greater flexibility to employees and promoting a shared responsibility for retirement saving. Generally, the Bank reduced retirement benefits in the area of deferred profit sharing and defined retirement benefits for younger and shorter-service employees. In connection with these changes, employees received increases in base salary and the opportunity to obtain a greater matching contribution from the Bank in the defined contribution savings plan.
     The management of the Corporation believes that these changes are consistent with demographic trends, competitive compensation practices, sound corporate governance and the alignment of the Corporation’s total compensation programs.
Profit Sharing Plan of Banco Popular de Puerto Rico
     During 2005 all officers and regular monthly salaried employees of the Bank were active participants in the Bank’s Profit Sharing Plan, as of the first day of the calendar month following the completion of three months of service. Under this plan, the Board of Directors of the Bank determines the Bank’s annual contribution according to the Bank’s profits for the year. The amount allocated to each officer or employee is based on his or her earned salary for the year.
     The total amount contributed for the year 2005 was $18,066,000. Of the total awarded 50% is deferred under the Profit Sharing Plan and the remaining 50% is paid in cash.
     Effective January 1, 2006, the Bank will no longer provide a deferred profit sharing award. The Bank will continue to provide a cash-based profit sharing award to employees based on the Bank’s financial results. The assets and liabilities of the Profit Sharing Plan will be transferred to employee Savings and Stock Plan accounts during 2006. In connection with this change, employees received a predetermined increase in base salary effective January 1, 2006, and the Bank implemented significant improvements to its Savings and Stock Plan (described below).
Retirement Plan of Banco Popular de Puerto Rico
     During 2005 the Bank had a non-contributory, defined benefit Retirement Plan covering substantially all regular monthly salaried employees. These employees were eligible to participate in the Retirement Plan following the completion of one year of service and attaining 21 years of age.
     Effective December 31, 2005, the Bank ceased accruing additional benefits under its non-contributory, defined benefit Retirement Plan for employees under 30 years of age or with less than 10 years of credited service (approximately 60% of plan participants). These employees are 100% vested in their accrued benefit as of that date. In connection with this change, these employees received a base salary increase according to their age and years of service, effective January 1, 2006.
     The basis for the Retirement Plan formula is total compensation, which includes Christmas bonus, incentives, overtime, differentials, profit sharing cash bonuses and any other type of compensation received by the employees other than deferral to and distributions from nonqualified deferred compensation arrangements. Benefits in the normal form are paid on the basis of a straight life annuity plus supplemental death benefits and are not reduced for Social Security or other payments received by the participants. Pension costs are funded in accordance with minimum funding standards under the Employee Retirement Income Security Act (“ERISA”).
     Normal retirement age under the Retirement Plan is age 65 with 5 years of service. Early retirement is on or after 50 years of age (if the combination of years of age and completed years of service totals 75) or on or after 55 years of age with 10 years of service. Employees with 30 years of service or more are provided with a retirement benefit of 40% of pensionable compensation. Benefits are reduced only if the employee retires before age 55. Benefits under the Retirement Plan are subject to the U.S. Internal Revenue Code limits on compensation and benefits. Benefits under Restoration Plans restore benefits to select employees that were limited under the Retirement Plan due to IRS limits and a compensation definition that excludes amounts deferred to nonqualified arrangements.
     The following table sets forth the estimated annual benefits in the normal form that would become payable under the Retirement Plan (including the Benefit Restoration Plans) based upon certain assumptions as to total compensation levels and years of service.
     The amounts shown in this table are not necessarily representative of amounts that may actually become payable under the plans. The amounts represent the benefits upon retirement on December 31, 2005, of a participant at age 65.

Total
Compensation	Estimated Annual Benefits / Years of Service
	15	20	25	30	35
$2,000,000	$365,000	$510,000	$655,000	$800,000	$800,000
1,900,000	347,000	485,000	622,000	760,000	760,000
1,800,000	329,000	459,000	590,000	720,000	720,000
1,700,000	310,000	434,000	557,000	680,000	680,000
1,600,000	292,000	408,000	524,000	640,000	640,000
1,500,000	274,000	383,000	491,000	600,000	600,000
1,400,000	256,000	357,000	459,000	560,000	560,000
1,300,000	237,000	332,000	426,000	520,000	520,000
1,200,000	219,000	306,000	393,000	480,000	480,000
1,100,000	201,000	281,000	360,000	440,000	440,000
1,000,000	183,000	255,000	328,000	400,000	400,000
900,000	164,000	230,000	295,000	360,000	360,000
800,000	146,000	204,000	262,000	320,000	320,000
700,000	128,000	179,000	229,000	280,000	280,000
600,000	110,000	153,000	197,000	240,000	240,000
500,000	91,000	128,000	164,000	200,000	200,000
400,000	73,000	102,000	131,000	160,000	160,000
300,000	55,000	77,000	98,000	120,000	120,000
     The 2005 total compensation and estimated years of service at age 65 for the Executive Officers of the Corporation are as follows:

		Estimated
	2005	Years of
	Total	Service
	Compensation	At Age 65
Richard L. Carrión	$1,616,000	41.5
David H. Chafey, Jr.	1,686,000	38.5
Jorge A. Junquera	1,225,000	42.3
Roberto R. Herencia	1,141,000	33.7
Amílcar L. Jordán	669,000	39.4
Tere Loubriel	725,000	39.7
Brunilda Santos de Álvarez	669,000	38.1
Félix M.Villamil	695,000	37.6
Benefit Restoration Plan of Banco Popular de Puerto Rico
     The Internal Revenue Service (IRS) set a limit of $210,000 as the amount of 2005 compensation that may be considered in calculating future retirement payments from tax qualified retirement plans. This limit applies to the Bank’s Retirement Plan and Profit Sharing Plan.
     The Board of Directors of the Bank has adopted three “Benefit Restoration Plans” for those employees whose annual compensation is higher than the established limit. These plans will provide those benefits that cannot be accrued under the Bank’s Retirement and Profit Sharing Plans, which are qualified plans under ERISA. Benefits under the Benefit Restoration Plans shall be equal to the account balance that would be provided under the Profit Sharing Plan and to the benefits that would have been accrued under the Retirement Plan.
     Therefore, the Benefit Restoration Plans do not offer credit for years of service not actually worked, preferential benefit formulas or accelerated vesting of pension benefits. The restoration benefits of employees who are residents of Puerto Rico are funded through two irrevocable trusts. In addition, the Bank is contributing to an irrevocable trust to provide itself with a source of funds for payment of benefit restoration liabilities to all other employees.

Savings and Stock Plan of Banco Popular de Puerto Rico
     The Bank has adopted the Savings & Stock Plan which covers employees of the Bank in Puerto Rico and is qualified under Section 1165(e) of the Puerto Rico Internal Revenue Code. All regular monthly salaried employees of the Bank are eligible to participate in the Savings and Stock Plan upon completion of 30 days of service.
     The Savings & Stock Plan allows employees to voluntarily elect to defer a predetermined percentage not to exceed 10% of their pre-tax total compensation. The Savings & Stock Plan also allows employees to voluntarily elect to contribute a predetermined percentage not to exceed 10% of their after-tax total cash compensation. Both contribution levels are subject to maximum contribution limits as determined by applicable laws. Employees will be fully vested after five years of service.
     Prior to January 1, 2006, the Bank matched 50% of the pre-tax amount contributed by the participant and invested in the Corporation’s Common Stock, up to a maximum participant contribution determined by the Board of Directors of the Bank each year. For the year 2005, the maximum participant’s contribution subject to employer match was 2% of participant’s annual base salary.
     Effective January 1, 2006, the Bank implemented several changes to the Savings & Stock Plan, the most significant of which is an improved opportunity for employees to obtain a greater company match. After January 1, 2006, the Bank will match 100% of the first three percent (3%) of total cash compensation contributed on a pre-tax basis by the participant, and 50% of the next two percent (2%) contributed. The match, which is provided in the form of Common Stock, will be granted regardless of how the participant decides to invest his elective contributions, that is, in the Common Stock or other eligible investments.
Retirement Plan of Banco Popular North America
     Banco Popular North America has a non-contributory, defined benefit retirement plan covering all regular monthly salaried employees hired before June 30, 2004. Pension costs are funded in accordance with minimum funding standards under ERISA.
     The basis for the retirement plan formula are years of service and average final compensation. Benefits are paid on the basis of a single life annuity and are not reduced (offset) for Social Security or other payments received by the participants.
     Normal retirement occurs when the participant reaches age 65 and has five years of credited service. Participants can enjoy actuarially adjusted early retirement benefits at age 55 with 10 years of service. This retirement plan is qualified under section 401(a) of the Internal Revenue Code.

Savings Plan of Banco Popular North America
     Banco Popular North America has adopted a defined contribution plan (“401(k) Plan”) covering all regular monthly salaried employees, with eligibility upon completion of 30 days of service.
     The 401(k) Plan allows employees to voluntarily elect to defer a predetermined percentage not to exceed 10% of their compensation on a pre-tax basis up to a maximum amount as determined by the applicable tax laws. Banco Popular North America will match 50% (100% if the participant elects to invest his (her) contribution in the Common Stock) of the amount contributed by a participant up to a maximum of six percent (6%) of the participant’s annual compensation.
Savings Plan of Popular Financial Holdings, Inc.
     Popular Financial Holdings, Inc. has adopted a defined contribution plan (“PFH 401(k) Plan”) covering all employees, with immediate eligibility for entry at the beginning of each quarter.
     The PFH 401(k) Plan allows employees to voluntarily elect to defer a predetermined percentage of compensation on a pre-tax basis up to a maximum amount as determined by the applicable tax laws. Popular Financial Holdings, Inc. will match 100% of the amount contributed by a participant up to a maximum of five percent (5%) of the participant’s annual compensation. Popular Financial Holdings, Inc. may also make a discretionary employer contribution to the Plan.
CHANGE OF CONTROL MANAGEMENT ARRANGEMENTS
     The 2004 Omnibus Plan provides that upon the occurrence of a change of control of the Corporation, each outstanding option and SAR shall become fully exercisable and all restrictions on outstanding restricted stock and restricted units shall lapse. In addition, any long-term performance unit awards and performance share awards outstanding will be paid in full at target. Such payments shall be made within 30 days of the change of control, and the participants may opt to receive such payments in cash. The Compensation Committee may, in its discretion, provide for cancellation of each option, SAR, restricted stock and restricted stock unit in exchange for a cash payment per share based upon the change of control price. This change of control price is the highest share price offered in conjunction with any transaction resulting in a change of control (or, if there is no such price, the highest trading price during the 30 days preceding the change of control event). Notwithstanding the foregoing, no acceleration of vesting or exercisability, cancellation, cash payment or other settlement shall occur with respect to any option, SAR, restricted stock, restricted unit, long-term performance unit award or performance share award if the Compensation Committee reasonably determines in good faith prior to the change of control that such awards will be honored or assumed or equitable replacement awards will be made by a successor employer immediately following the change of control and that such awards will vest and payments will be made if a participant is involuntarily terminated without cause.
     For purposes of the 2004 Omnibus Plan, “change of control” shall be deemed to have occurred if: (i) any “person” (within the meaning of Section 3(a)(9) of the Exchange Act and excluding the Corporation, its subsidiaries or any employee benefit plan sponsored or maintained by the Corporation or its subsidiaries) acquires direct or indirect ownership of 50% or more of the combined voting power of the then outstanding securities of the Corporation as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or (ii) the stockholders of the Corporation approve (A) any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation (other than a merger of the Corporation in which the holders of Common Stock immediately prior to the merger have the same or substantially the same proportionate ownership of the surviving corporation immediately after the merger), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation to an entity which is not a wholly-owned subsidiary of the Corporation.

POPULAR, INC. PERFORMANCE GRAPH
     The graph below compares the cumulative total stockholder return during the measurement period with the cumulative total return, assuming reinvestment of dividends, of the Nasdaq Stock Market Index and the Nasdaq Bank Composite Index.
     The cumulative total stockholder return was obtained by dividing (i) the cumulative amount of dividends per share, assuming dividend reinvestment since the measurement point, December 31, 2000 plus (ii) the change in the per share price since the measurement date, by the share price at the measurement date.
Comparison of Five Year Cumulative Total Return
Total Return as of December 31
(December 31, 2000=100)

PROPOSALS OF SECURITY HOLDERS TO BE PRESENTED AT THE 2007 ANNUAL MEETING OF STOCKHOLDERS
     Stockholders’ proposals intended to be presented at the 2007 Annual Meeting of Stockholders must be received by the Board’s Secretary, at its principal executive offices, 209 Muñoz Rivera Ave., San Juan, Puerto Rico, 00918, no later than November 17, 2006 for inclusion in the Corporation’s proxy statement and proxy card relating to the 2007 Annual Meeting of Stockholders.
     San Juan, Puerto Rico, March 17, 2006.

RICHARD L. CARRIÓN	SAMUELT.CÉSPEDES
Chairman of the Board, President,	Secretary
and Chief Executive Officer
YOU MAY REQUEST A COPY, FREE OF CHARGE, OF THE CORPORATION’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2005 AS FILED WITH THE SEC THROUGH OUR WEBSITE, www.popular.com, OR BY CALLING (787) 765-9800 OR WRITING TO ILEANA GONZÁLEZ, SENIOR VICE PRESIDENT, POPULAR, INC., P.O. BOX 362708, SAN JUAN, PR 00936-2708.

C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735-9544

IF YOU WISH TO VOTE BY TELEPHONE, INTERNET OR MAIL, PLEASE READ THE INSTRUCTIONS BELOW.

Popular, Inc. encourages you to take advantage of the convenient ways to vote for matters to be covered at the 2006 Annual Meeting of Stockholders. Please take the opportunity to use one of the three voting methods outlined below to cast your ballot.

VOTE BY PHONE — 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and follow the simple instructions the Vote Voice provides you.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Please mark, sign, date and return this card promptly using the enclosed postage prepaid envelope. No postage is required if mailed in the United States, Puerto Rico or the U.S. Virgin Islands.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

PLEASE SIGN AS YOUR NAME APPEARS ON THIS FORM. IF SHARES ARE HELD JOINTLY, ALL OWNERS SHOULD SIGN. (Vea al dorso texto en español)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	POPLR1

                               PROXY
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Friday, April 28, 2006
To the Stockholders of Popular, Inc.:
     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Popular, Inc. (the “Meeting”) for the year 2006 will be held at 10:00 a.m. local time on Friday, April 28, 2006, on the third floor of the Centro Europa Building, in San Juan, Puerto Rico, to consider and act upon the following matter:

To elect three (3) directors of Popular, Inc. (the “Corporation”)
for a three-year term:
1) Juan J. Bermúdez
2) Richard L. Carrión
3) Francisco M. Rexach Jr.

For All	Withhold All	For All Except	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

☐	☐	☐

Stockholders of record at the close of business on March 9, 2006, are entitled to notice of and to vote at the Meeting.
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE MATTER STATED ABOVE.
This Proxy is Solicited on Behalf of the Board of Directors.
The undersigned hereby appoints Richard L. Carrión, Jorge A. Junquera and David H. Chafey Jr. or any one or more of them as proxies, each with the power to appoint his substitute, and authorizes them to represent and to vote as designated above all the shares of common stock of Popular, Inc. held of record by the undersigned on March 9, 2006, at the Annual Meeting of Stockholders to be held at the Centro Europa Building, 1492 Ponce de León Avenue, Third Floor, San Juan, Puerto Rico, on April 28, 2006, at 10:00 a.m. local time or at any adjournments thereof. The proxies are further authorized to vote such shares upon any other business that may properly come before the Meeting or any adjournments thereof.

Yes	No

Please indicate if you wish to view Meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only.
☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date